UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2012

The Advisory Board Company

(Exact name of registrant as specified in its charter)

Delaware	000-33283	52-1468699
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 M Street, NW Washington, District of Columbia		20037
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (202) 266-5600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders

On September 11, 2012, the stockholders of The Advisory Board Company (the “Company”) voted at the Company’s 2012 annual meeting of stockholders to approve an amendment (the “Amendment”) to the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”) which increased the number of authorized shares of common stock by 45,000,000 shares from 90,000,000 shares to 135,000,000 shares. The Board of Directors of the Company approved the Amendment on July 10, 2012. The Amendment was filed with the Secretary of State of the State of Delaware on September 12, 2012 and became effective on such date.

A copy of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 3.03.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) The Company held its 2012 annual meeting of stockholders on September 11, 2012. At the 2012 annual meeting, the Company’s stockholders voted on four proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A for the 2012 annual meeting filed with the Securities and Exchange Commission on July 26, 2012.

(b) The final voting results with respect to each proposal voted upon at the 2012 annual meeting are set forth below.

Proposal 1

The Company’s stockholders elected by a plurality of the votes cast each of the eight nominees named in the proxy statement to the Board of Directors for a one-year term expiring at the Company’s 2013 annual meeting of stockholders or until their respective successors are duly elected and qualified or until their earlier resignation or removal, as set forth below:

	For	Withheld	Broker Non-Votes
Sanju K. Bansal	32,913,581	33,435	761,025
Peter J. Grua	32,557,650	389,366	761,025
Kelt Kindick	32.287,784	659,232	761,025
Robert W. Musslewhite	32,678,796	268,220	761,025
Mark R. Neaman	32,901,752	45,264	761,025
Leon D. Shapiro	32,557,249	389,767	761,025
Frank J. Williams	32,645,612	301,404	761,025
LeAnne M. Zumwalt	32,643,196	303,820	761,025

There were no abstentions in the election of directors.

Proposal 2

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending March 31, 2013, as set forth below:

For	Against	Abstentions
33,182,130	534,432	1,479

There were no broker non-votes with respect to this proposal.

Proposal 3

The Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock, as set forth below:

For	Against	Abstentions	Broker Non-Votes
25,995,592	7,708,069	2,799	1,581

Proposal 4

The Company’s stockholders approved, by a non-binding, advisory vote, the Company’s named executive officer compensation as described in the proxy statement for the 2012 annual meeting, as set forth below:

For	Against	Abstentions	Broker Non-Votes
32,316,021	623,208	7,787	761,025

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following document is filed as an exhibit to this report:

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment of Certificate of Incorporation of The Advisory Board Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Advisory Board Company

Date: September 14, 2012	/s/ Michael T. Kirshbaum
Michael T. Kirshbaum
Chief Financial Officer (Duly Authorized Officer)

Exhibit Number	Description of Exhibit

3.1	Certificate of Amendment of Certificate of Incorporation of The Advisory Board Company